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                                                                    Exhibit 10.4

                                                                  EXECUTION COPY


                           AMENDMENT NO. 4 AND CONSENT

      Amendment No. 4 dated as of March 8, 2001 (this "AMENDMENT") among Radio Unica Corp., a Delaware corporation (the "BORROWER"), Radio Unica Communications Corp., a Delaware corporation (the "PARENT") formerly known as Radio Unica Holdings Corp., the several banks and other financial institutions (the "LENDERS") from time to time parties to the Credit Agreement (as defined below), and Canadian Imperial Bank of Commerce, as issuer of certain letters of credit (the "ISSUE") and as agent for the Lenders thereunder (in such capacity, the "AGENT").

                                   W I T N E S S E T H

      WHEREAS, the Borrower, the Parent, the Lenders, the Agent and the Issuer are parties to the Credit Agreement dated as of July 8, 1998 (such agreement, as amended by Amendment No. 1, dated as of October 15, 1999, Amendment No. 2, dated as of February 22, 2000, and as further amended by Amendment No. 3, dated as of June 30, 2000, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are used herein as defined therein);

      WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement;

      WHEREAS, the parties desire to amend the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

      1. AMENDMENTS. The Credit Agreement is hereby amended as of the date hereof as follows:

      (a) AMENDMENT TO SECTION 2.17(A). SECTION 2.17(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

            (a) Subject to the terms and conditions hereof, and in reliance on the agreements set forth in clauses (c) and (e) hereof, from time to time, on any Business Day, the Issuer agrees to issue Letters of Credit for the account of the Borrower in such form as may be approved from time to time by the Issuer; PROVIDED that (i) the sum of the aggregate face amount of all Letters of Credit outstanding and the aggregate amount drawn under all Letters of Credit for which the Issuer has not been reimbursed at any time shall not exceed $3,645,000 and (ii) the sum of the Loans, the aggregate face amount of all Letters of Credit outstanding and the aggregate amount drawn under all Letters of Credit for which the Issuer has not been reimbursed shall not, at any time, exceed the Commitment.


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      2. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWER. Each of
the Parent and the Borrower represents and warrants that, as of the date hereof after giving effect to this Amendment, all the representations and warranties of the Parent, the Borrower and each Loan Party in or pursuant to any Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date.

      3. AVAILABILITY. Commencing on the date hereof and until such date as the Parent and the Borrower shall have delivered to the Agent an operating budget and a cash flow budget for the fiscal year ending December 31, 2001, acceptable in form and substance to the Agent, the Available Commitment for each Lender (after giving effect to the issuance of the Letter of Credit occurring concurrently herewith) shall be zero.

      4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective when the following conditions precedent shall have been satisfied:

     (a) the Agent shall have received:

         (i) counterparts hereof executed by duly authorized officers of the Borrower, the Parent and by duly authorized signatories of the Lenders;

         (ii) a consent from each Guarantor not a party hereto in the form attached as EXHIBIT A; and

         (iii) such other documents and certificates as the Agent may request; and

      (b) all fees and expenses due and owing to the Agent or any Lender (including, without limitation, any reasonable fees and expenses of counsel to the Agent) shall have been paid.

      5. REFERENCE TO AND EFFECT IN THE LOAN DOCUMENTS. (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

      (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.


                                       2

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      6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      7. GOVERNING LAW This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            [NO ADDITIONAL TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]


                                       3

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      IN WITNESS WHEREOF, the parties hereto have caud this Amendment to be executed as of the date first above written.

                                  RADIO UNICA COMMUNICATIONS CORP.
                                  f/k/a Radio Unica Holdings Corp.

                                  By: /s/ Steven E. Dawson
                                     -----------------------------
                                     Name:  Steven E. Dawson
                                     Title: EVP/CFO


                                  RADIO UNICA CORP.


                                  By: /s/ Steven E. Dawson
                                     -----------------------------
                                     Name:   Steven E. Dawson
                                     Title:  EVP/CFO


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as Agent


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                  LENDERS:

                                  CIBC INC.


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:

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      IN WITNESS WHEREOF, the parties hereto have caud this Amendment to be executed as of the date first above written.

                                  RADIO UNICA COMMUNICATIONS CORP.
                                  f/k/a Radio Unica Holdings Corp.

                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                  RADIO UNICA CORP.


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as Agent


                                  By:/s/ Colleen Risorto
                                     -----------------------------
                                     Name:  Colleen Risorto
                                     Title: Executive Director
                                            CIBC World Markets Corp. As Agent


                                  LENDERS:
                                  -------

                                  CIBC INC.


                                  By:/s/ Colleen Risorto
                                     -----------------------------
                                     Name:  Colleen Risorto
                                     Title: Executive Director
                                            CIBC World Markets Corp. As Agent

                                                                      EXHIBIT A

                            REAFFIRMATION AND CONSENT

                            Dated as of March 8, 2001

      Each of the undersigned, a Subsidiary of Radio Unica Corp. that has entered into one or more Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 4), hereby consents to said Amendment and hereby reaffirms and agrees that (i) such Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, such Amendment No. 4, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by said Amendment, and
(ii) the Loan Documents to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations.

                    BLAYA, INC. RADIO
                    UNICA NETWORK, INC.
                    RADIO UNICA. SALES CORP.
                    ORO SPANISH BROADCASTING, INC.
                    RADIO UNICA OF SAN FRANCISCO, INC
                    RADIO UNICA OF SAN FRANCISCO LICENSE CORP.
                    RADIO UNICA OF HOUSTON LICENSE CORP.
                    RADIO UNICA OF MIAMI, INC.
                    RADIO UNICA OF MIAMI LICENSE CORP.
                    RADIO UNICA OF LOS ANGELES, INC.
                    RADIO UNICA OF LOS ANGELES LICENSE CORP.
                    RADIO UNICA OF NEW YORK, INC.
                    RADIO UNICA OF NEW YORK LICENSE CORP.
                    RADIO UNICA OF PHOENIX, INC.
                    RADIO UNICA OF PHOENIX LICENSE CORP.
                    RADIO UNICA OF DALLAS, INC.
                    RADIO UNICA OF DALLAS LICENSE CORP.
                    RADIO UNICA OF CHICAGO, INC.
                    RADIO UNICA OF CHICAGO LICENSE CORP.
                    RADIO UNICA OF DENVER, INC.
                    RADIO UNICA OF DENVER LICENSE CORP.
                    RADIO UNICA OF MCALLEN, INC.
                    RADIO UNICA OF MCALLEN LICENSE CORP.
                    RADIO UNICA OF FRESNO, INC.
                    RADIO UNICA OF FRESNO LICENSE CORP.
                    RADIO UNICA OF SAN ANTONIO, INC.
                    RADIO UNICA OF SAN ANTONIO LICENSE CORP.
                    RADIO UNICA OF TUCSON, INC.
                    RADIO UNICA OF TUCSON LICENSE CORP.
                    RADIO UNICA OF SACRAMENTO, INC.
                    RADIO UNICA OF SACRAMENTO LICENSE CORP.

                    By:
                        ----------------------------
                        Name: Title:

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